UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 20, 2007
Date of Report (Date of earliest event reported)

HARBOR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32688 (Commission File Number)	56-2518836 (I.R.S. Employer Identification No.)

400 Crown Colony Drive, Suite 104, Quincy, MA 02169
(Address of principal executive offices) (Zip Code)

(617) 624-472-2805
(Registrant’s telephone number, including area code)

One Boston Place, Suite 3630, Boston, MA 02108
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR240.13e-4(c))

Item 8.01 Other Events

On August 30, 2007 Harbor Acquisition Corporation ("Harbor" or the "Company") announced the record date (the "Record Date") to determine its stockholders who will be entitled to receive notice of and to vote at a special meeting of Harbor's stockholders.

On October 22, 2007, the Company filed a Press Release announcing the new Record Date. A copy of the press release is attached as an Exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 22, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR ACQUISITION CORPORATION

Date: October 22, 2007	By:	/s/ Robert J. Hanks
	Name:	Robert J. Hanks
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.01	Press release